UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2017

SEARS HOLDINGS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois	60179
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information required by Item 1.01 is included in Item 2.03 below and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on October 18, 2017, Sears Holdings Corporation (the “Company”), through Sears, Roebuck and Co., Kmart Stores of Illinois LLC, Kmart of Washington LLC, Kmart Corporation, SHC Desert Springs, LLC, Innovel Solutions, Inc., Sears Holdings Management Corporation, Maxserv, Inc., Troy Coolidge No. 13, LLC, Sears Development Co. and Big Beaver of Florida Development, LLC (collectively, “Borrowers”), entities wholly-owned and controlled, directly or indirectly by the Company, entered into a Second Amended and Restated Loan Agreement (the “Second Amended and Restated Loan Agreement”), which amended and restated its Amended and Restated Loan Agreement, dated as of October 4, 2017 (the “Amended and Restated Loan Agreement”), with JPP, LLC and JPP II, LLC (collectively, the “Lenders”). On October 4, 2017, pursuant to the Amended and Restated Loan Agreement, the Borrowers borrowed $100 million from the Lenders. The Amended and Restated Loan Agreement also provided that, subject to the satisfaction of certain conditions, up to an additional $100 million could be drawn by the Borrowers prior to December 1, 2017. On October 18, 2017, pursuant to the Second Amended and Restated Loan Agreement, the Borrowers drew $40 million of such additional $100 million from the Lenders.

On October 25, 2017, the Borrowers entered into an amendment (the “Amendment”) to the Second Amended and Restated Loan Agreement, pursuant to which the Borrowers drew the remaining $60 million. The $200 million aggregate loan made under the Second Amended and Restated Loan Agreement in October 2017 matures on the later of (1) April 23, 2018 and (2) the earlier of (x) the date the loans under the JPP/Cascade Loan Agreement (as defined below) are repaid in full and (y) the maturity date of the loans under the JPP/Cascade Loan Agreement (including any extensions thereof in accordance with the JPP/Cascade Loan Agreement). All other loans under the Second Amended and Restated Loan Agreement continue to mature on July 20, 2020.

After giving effect to the $200 million loan, the aggregate principal amount outstanding under the Second Amended and Restated Loan Agreement was $569.5 million. The $200 million loan has an annual interest rate of 11%, with accrued interest payable monthly, and no upfront or funding fees were paid. All of the loans under the Second Amended and Restated Loan Agreement are guaranteed by the Company and secured by a first lien on 76 real properties. The $200 million loan is also secured by a second lien on 16 real properties owned by the Borrowers.

In connection with the $60 million draw described above, certain of the Borrowers entered into a Second Amendment, dated as of October 25, 2017 (the “Second Amendment”), to the Amended and Restated Loan Agreement, dated as of May 22, 2017 (as previously amended July 3, 2017) (the “JPP/Cascade Loan Agreement”), with JPP, LLC, JPP II, LLC and Cascade Investments, L.L.C., to add a cross-default provision and make certain other changes.

Mr. Edward S. Lampert, the Company’s Chief Executive Officer and Chairman, is the sole stockholder, chief executive officer and director of ESL Investments, Inc., which controls JPP, LLC and JPP II, LLC.

The foregoing description of the Amendment and the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein and to the Second Amendment, a copy of which is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	Amendment to Second Amended and Restated Loan Agreement, dated as of October 25, 2017, among Sears Roebuck and Co., Kmart Stores of Illinois LLC, Kmart of Washington LLC, Kmart Corporation, SHC Desert Springs, LLC, Innovel Solutions, Inc., Sears Holdings Management Corporation, Maxserv, Inc., Troy Coolidge No. 13, LLC, Sears Development Co. and Big Beaver of Florida Development, LLC, collectively as borrower, and JPP, LLC and JPP II, LLC, collectively as initial lender.

Exhibit 10.2	Second Amendment to Amended and Restated Loan Agreement, dated as of October 25, 2017, among Sears Roebuck and Co., Sears Development Co., Innovel Solutions Inc., Big Beaver of Florida Development, LLC and Kmart Corporation, collectively as borrower, and JPP, LLC, JPP II, LLC and Cascade Investment, L.L.C. collectively as initial lenders.

Private Securities Litigation Reform Act of 1995 –

Cautionary Statement Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Factors that could cause actual results to differ from those set forth in the forward-looking statements include, but are not limited to, those discussed in this Form 8-K and those discussed in the Company’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company intends the forward-looking statements to speak only as of the time made and does not undertake to update or revise them as more information becomes available, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Robert A. Riecker
Chief Financial Officer

Date: October 30, 2017

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